EXHIBIT 99.2
On October 28, 2026, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of the Four Seasons Resort Scottsdale located in Scottsdale, Arizona for approximately $372.0 million in cash, subject to customary prorations and adjustments. In conjunction with the sale, the Company received approximately $370.1 million in cash, net of selling expenses, and repaid approximately $180.0 million on the mortgage loan secured by the hotel property.
The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on June 30, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the six months ended June 30, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the hotel property and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of the hotel property is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Four Seasons Resort Scottsdale (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$1,402,848	$281,779	$—		$1,121,069
Accumulated depreciation	(304,522)	(37,609)	—		(266,913)
Investment in hotel properties, net	1,098,326	244,170	—		854,156
Cash and cash equivalents	93,865	20,969	370,132	(C) (i)	269,473
			6,771	(C) (i)
			(180,326)	(C) (ii)
Restricted cash	52,604	8,829	—		43,775
Accounts receivable, net of allowance of $129	27,671	1,769	—		25,902
Inventories	3,278	819	—		2,459
Note receivable	9,197	—	—		9,197
Prepaid expenses	4,342	682	—		3,660
Deposit paid to Ashford Inc.	17,000	—	—		17,000
Deferred costs, net	73	—	—		73
Derivative assets	373	—	—		373
Operating lease right-of-use assets	330	—	—		330
Other assets	9,912	76	—		9,836
Due from third-party hotel managers	13,884	—	—		13,884
Assets held for sale	327,886	—	—		327,886
Total assets	$1,658,741	$277,314	$196,577		$1,578,004
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$745,918	$178,380	$—		567,538
Accounts payable and accrued expenses	98,222	26,099	—		72,123
Redeemable preferred stock redemptions payable	54,760	—	—		54,760
Dividends and distributions payable	3,807	—	—		3,807
Due to Ashford Inc., net	680	48	—		632
Due to related parties, net	199	—	—		199
Due to third-party hotel managers	657	226	—		431
Operating lease liabilities	383	—	—		383
Other liabilities	7,500	—	—		7,500
Liabilities associated with assets held for sale	268,178	—	—		268,178
Total liabilities	1,180,304	204,753	—		975,551
5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2026	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 8,637,450 shares issued and outstanding at June 30, 2026	215,936	—	—		215,936
Series M redeemable preferred stock, $0.01 par value, 1,312,137 shares issued and outstanding at June 30, 2026	32,820	—	—		32,820
Redeemable noncontrolling interests in operating partnership	15,197	—	—		15,197
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at June 30, 2026	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,679,318 shares issued and outstanding at June 30, 2026	687	—	—		687
Additional paid-in capital	707,922	72,561	244,170	(C) (i)	707,922
			6,771	(C) (i)
			(178,380)	(C) (ii)
Accumulated deficit	(561,597)	—	125,962	(C) (i)	(437,581)
			(1,946)	(C) (ii)
Total stockholders’ equity of the Company	147,028	72,561	196,577		271,044
Noncontrolling interest in consolidated entities	2,030	—	—		2,030
Total equity	149,058	72,561	196,577		273,074
Total liabilities and equity	$1,658,741	$277,314	$196,577		$1,578,004
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026, filed on August 6, 2026.
(B)Represents the removal of the historical balance sheet of the Four Seasons Resort Scottsdale as of June 30, 2026.
(C)Represents adjustments for Braemar’s disposition of the Four Seasons Resort Scottsdale as of June 30, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $370.1 million, net of selling expenses and $6.8 million of cash retained, net of hotel working capital; and (ii) the cash paid to repay the mortgage loan secured by the hotel property and related fees.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Four Seasons Resort Scottsdale (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$428,990	$40,029	$—		$388,961
Food and beverage	179,538	30,053	—		149,485
Other	95,487	9,190	—		86,297
Total hotel revenue	704,015	79,272	—		624,743
EXPENSES
Hotel operating expenses:
Rooms	104,367	9,159	—		95,208
Food and beverage	141,846	17,295	—		124,551
Other expenses	223,977	21,116	—		202,861
Management fees	21,995	2,775	—		19,220
Total hotel operating expenses	492,185	50,345	—		441,840
Property taxes, insurance and other	34,253	943	—		33,310
Depreciation and amortization	92,578	11,072	—		81,506
Impairment charges	54,492	—	—		54,492
Advisory services fee	29,186	—	—		29,186
Corporate general and administrative	11,754	—	—		11,754
Total expenses	714,448	62,360	—		652,088
Gain (loss) on disposition of assets and hotel property	82,797	—	125,962	(C) (i)	208,759
OPERATING INCOME (LOSS)	72,364	16,912	125,962		181,414
Equity in earnings (loss) of unconsolidated entity	(56)	—	—		(56)
Interest income	6,246	205	—		6,041
Other income (expense)	(1,572)	—	—		(1,572)
Interest expense and amortization of premiums and loan costs	(98,539)	(13,262)	—		(85,277)
Write-off of premiums, loan costs and exit fees	(1,833)	(364)	—		(1,469)
Gain (loss) on extinguishment of debt	(2,686)	—	(1,946)	(C) (ii)	(4,632)
Realized and unrealized gain (loss) on derivatives	(355)	—	—		(355)
INCOME (LOSS) BEFORE INCOME TAXES	(26,431)	3,491	124,016		94,094
Income tax (expense) benefit	(1,979)	—	—		(1,979)
NET INCOME (LOSS)	(28,410)	3,491	124,016		92,115
(Income) loss attributable to noncontrolling interest in consolidated entities	325	—	—		325
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,767	—	(8,328)	(C) (iv)	(2,561)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,318)	3,491	115,688		89,879
Preferred dividends	(35,273)	—	—		(35,273)
Deemed dividends on preferred stock	(15,112)	—	—		(15,112)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(72,703)	$3,491	$115,688		$39,494
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(1.07)				$0.59
Weighted average common shares outstanding—basic	67,621				67,621
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(1.07)				$0.40
Weighted average common shares outstanding—diluted	67,621				87,036

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2026
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Four Seasons Resort Scottsdale (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$230,984	$25,681	$—		$205,303
Food and beverage	97,664	14,839	—		82,825
Other	51,361	5,826	—		45,535
Total hotel revenue	380,009	46,346	—		333,663
EXPENSES
Hotel operating expenses:
Rooms	49,096	5,038	—		44,058
Food and beverage	73,807	9,737	—		64,070
Other expenses	112,802	12,112	—		100,690
Management fees	11,332	1,622	—		9,710
Total hotel operating expenses	247,037	28,509	—		218,528
Property taxes, insurance and other	12,159	463	—		11,696
Depreciation and amortization	44,012	5,786	—		38,226
Advisory services fee	14,684	—	—		14,684
Corporate general and administrative	9,280	—	—		9,280
Total expenses	327,172	34,758	—		292,414
Gain (loss) on disposition of assets and hotel property	17,398	—	—		17,398
OPERATING INCOME (LOSS)	70,235	11,588	—		58,647
Equity in earnings (loss) of unconsolidated entity	(31)	—	—		(31)
Interest income	1,584	78	—		1,506
Interest expense and amortization of premiums and loan costs	(41,708)	(6,467)	—		(35,241)
Write-off of premiums, loan costs and exit fees	(1,489)	—	—		(1,489)
Realized and unrealized gain (loss) on derivatives	283	—	—		283
INCOME (LOSS) BEFORE INCOME TAXES	28,874	5,199	—		23,675
Income tax (expense) benefit	(3,898)	—	800	(C) (iii)	(3,098)
NET INCOME (LOSS)	24,976	5,199	800		20,577
(Income) loss attributable to noncontrolling interest in consolidated entities	65	—	—		65
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(299)	—	276	(C) (iv)	(23)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	24,742	5,199	1,076		20,619
Preferred dividends	(15,781)	—	—		(15,781)
Deemed dividends on preferred stock	(4,771)	—	—		(4,771)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$4,190	$5,199	$1,076		$67
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$0.06				$—
Weighted average common shares outstanding—basic	68,556				68,556
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$0.06				$—
Weighted average common shares outstanding—diluted	68,556				68,556

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 12, 2026, and the historical consolidated statement of operations of Braemar for the six months ended June 30, 2026, as reported in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026, filed on August 6, 2026.
(B)Represents the removal of the historical consolidated statements of operations of the Four Seasons Resort Scottsdale for the year ended December 31, 2025, and the six months ended June 30, 2026.
(C)Represents adjustments for the Company’s disposition of the Four Seasons Resort Scottsdale, which includes: (i) the estimated non-recurring gain on the disposition of the hotel property for the year ended December 31, 2025; (ii) an adjustment for the write-off of deferred loan costs and fees associated with the loan paydown; (iii) an adjustment for the estimated tax effect of the hotel property no longer being part of the consolidated group for the six months ended June 30, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the hotel property, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 6.91% for the year ended December 31, 2025, and 6.27% for the six months ended June 30, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain and the related tax effects resulting from the disposition of the hotel property are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.